                                                                  Exhibit 99.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-38431, No. 33-41152, No. 33-44934, No. 33-52147, No. 33-64897 and No.
333-30395 on Form S-8 and Registration Statement No. 333-32821 and No. 333-62697 on Form S-3 of CalEnergy Company, Inc. of our report dated February 12, 1998, on the consolidated financial statements of CalEnergy Company, Inc. as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995 appearing in this Form 8-K and to the reference to us under the heading "Experts" in Exhibit 99.1 to this Form 8-K.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Omaha, Nebraska
September 11, 1998